[Registrant will honor Pioneer Growth Trust - Pioneer Equity-Income Fund Share Certificates]
                              PIONEER EQUITY-INCOME FUND


                     ORGANIZED AS A BUSINESS TRUST UNDER THE
                          LAWS OF THE STATE OF DELAWARE



                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS



This is to certify that



                                                              is the owner of



    FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, WITHOUT PAR
          VALUE, OF THE TRUST OR SERIES OF THE TRUST IDENTIFIED ABOVE.

transferable only on the books of the Trust, by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The aforesaid holder is entitled to require the Trust to purchase all or any part of the Shares represented by this Certificate at net asset value, as more fully set forth on the reverse of this Certificate. This Certificate is not valid until countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.

Dated:


                                  Countersigned:

                                                PIONEERING SERVICES CORPORATION
                                                                 Transfer Agent




                                                             Authorized Officer



Treasurer                         President

                                     REVERSE


     THE REGISTERED HOLDER OF THIS CERTIFICATE IS ENTITLED TO ALL THE RIGHTS, INTEREST AND PRIVILEGES OF A SHAREHOLDER AS PROVIDED BY THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS OF THE TRUST, AS MAY BE AMENDED FROM TIME TO TIME, WHICH ARE INCORPORATED BY REFERENCE HEREIN. IN PARTICULAR, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE BY THE HOLDER, IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY, BUT ONLY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED AND WHEN THE TRANSFER IS MADE ON THE BOOKS OF THE TRUST.

         THE HOLDER OF THIS CERTIFICATE, AS PROVIDED IN SAID AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS, SHALL NOT IN ANY WISE BE PERSONALLY LIABLE FOR ANY DEBT, OBLIGATION OR ACT OF THE TRUST.

     ANY SHAREHOLDER DESIRING TO DISPOSE OF HIS SHARES MAY DEPOSIT HIS CERTIFICATE, DULY ENDORSED IN BLANK OR ACCOMPANIED BY AN INSTRUMENT OF TRANSFER EXECUTED IN BLANK, AT THE OFFICE OF PIONEERING SERVICES CORPORATION OR ANY SUCCESSOR TRANSFER AGENT OF THE TRUST, TOGETHER WITH AN IRREVOCABLE OFFER IN WRITING TO SELL THE SHARES REPRESENTED THEREBY AT THE NET ASSET VALUE THEREOF AND THE TRUST WILL THEREAFTER PURCHASE SAID SHARES FOR CASH AT NET ASSET VALUE. THE COMPUTATION OF NET ASSET VALUE, THE LIMITATIONS UPON THE DATE OF PAYMENT AND PROVISIONS DEALING WITH SUSPENSION OF THIS RIGHT IN CERTAIN EMERGENCIES ARE FULLY DESCRIBED IN SAID AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS.

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         SIGNATURES MUST BE GUARANTEED IN ACCORDANCE WITH THE THEN CURRENT PROSPECTUS OF THE TRUST.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with rights of survivorship
UGMA/"state abbreviation" -- Uniform Gifts to Minors
UTMA/"state abbreviation/age" -- Uniform Transfer to Minors

Additional abbreviations that do not appear in the above list may also be used.

     For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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     (PLEASE  PRINT OR  TYPEWRITE  NAME AND  ADDRESS,  INCLUDING  ZIP  CODE,  OF
ASSIGNEE)






     Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint




Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

         Dated,


                                                      Owner


                                          Signature of Co-Owner, if any


           IMPORTANT:      BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH
                           NOTICE PRINTED ABOVE.


Signature(s) guaranteed by: